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                                                                   Exhibit 10.67
                                    FORM OF
                              EXCHANGE AGREEMENT
                              ------------------


     THIS EXCHANGE AGREEMENT is made and entered into this _____ day of July, 2000, by and among Aviation Group, Inc., a Texas corporation (the "Company"), and ______________________________________ ("Holder").

                                 W I T N E S S E T H:
                                 -------------------

     WHEREAS, Aviation Exteriors _________ Inc., a ___________ corporation ("AVEX"), owes Holder $______________ for __________________________________
(the "Obligation"); and

     WHEREAS, Holder has agreed to release and cancel such obligation in exchange for receipt of that certain Exchangeable Promissory Note (the "Note") dated of even date herewith made by AVEX and payable to the order of Holder in the original principal amount of $___________; and

     WHEREAS, in connection with delivery of the Note, the Company desires to grant to Holder the right to exchange the indebtedness represented by the Note for shares of Common Stock, $0.01 par value per share, of the Company (the "Stock"); and

     WHEREAS, Holder and the Company are entering into this Exchange Agreement for the purpose of setting forth the terms and conditions upon which Holder may exchange the indebtedness evidenced by the Note for the Stock;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto do hereby agree as follows:

     1.   Exchange Rights.
          ---------------

          a. Terms. Holder, as owner of the Note, shall have the right from time to time to exchange any or all of the unpaid indebtedness thereof (including accrued but unpaid interest) for shares of Stock at an exchange rate of indebtedness equal to the Exchange Price (as hereinafter defined) per share of the Stock. Such exchange right may be exercised at any time prior to the maturity date of the Note. To effect such exchange, Holder must tender the Note to the Company at its offices in Dallas, Texas, together with a written notice of exercise of such exchange right stating the amount thereof being exchanged. Upon the giving of the notice of exchange and receipt of the Note by the Company as hereinabove provided, no further interest shall accrue upon the exchanged indebtedness thereof, the amount of the exchanged indebtedness shall be deemed canceled, and the Company shall issue to Holder a certificate evidencing the shares of the Stock to which Holder is entitled in proper form. The Company will pay any documentary stamp taxes attributable to the initial issuance of shares of the Stock upon the exchange of any debt represented by the Note.

          b. Exchange Price. The term "Exchange Price" shall initially mean $3.00 per share of Stock; provided, however, in case the Company shall hereafter
(i) pay a dividend or make a distribution on its Common Stock in additional shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock,
(iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) reclassify its shares of Common Stock, the Exchange Price in effect immediately prior to such action shall be proportionately adjusted. For example and not by way of limitation, if the Company were to effect a two-for-one stock split of its Common Stock, the Exchange Price would be adjusted downward from $3.00 per share to $1.50 per share. Likewise, if the Company effected a one-for-two reverse stock split of its Common Stock, the Exchange Price would be increased from $3.00 to $6.00 per share. In the event the Stock shall be changed into another kind of capital stock or debt (otherwise then through a stock dividend, split, combination or reclassification) or shall represent the right to receive some other security or property, as a result of any capital reorganization or any merger or consolidation with another corporation in which the Company is not the surviving corporation, or any sale of all or substantially all of the assets of the Company to another corporation, such debt shall (subject to further adjustment in the exchange price as herein provided) thereafter entitle Holder to acquire upon exchange thereof the kind and number of shares of stock or other securities or property to which Holder would have been entitled if it had the Stock issuable upon the exchange of the debt evidenced by the Note immediately prior to such capital reorganization, merger, consolidation or sale of assets.

          c. Securities Law Registration and Transfers. The Company agrees that it shall use commercially reasonable best efforts to file and cause to become effective as soon as practicable a registration statement with the Securities and Exchange Commission (the "Commission") covering the reoffering and resale by the Holder of the shares of Stock to be issued upon exchange of indebtedness represented by the Note. Holder agrees to cooperate with the Company in effecting such registration and provide, upon request, information regarding itself and any planned distribution. Nevertheless, the certificates evidencing such shares, if and when issued to Holder upon conversion, shall bear an appropriate legend to the effect that such shares have not been registered under the Securities Act of 1933 nor under the securities laws of any state and that such shares may not be sold within the United States of America unless so registered or unless the Company shall receive an opinion of counsel satisfactory to it that such registration is unnecessary. When the Company effects the registration with the Commission of such shares for resale by the Holder, notwithstanding such legend, the Holder shall be able to resell the shares under the Securities Act of 1933 so long as it satisfies the prospectus delivery requirements and so long as the registration statement remains effective. The Company shall maintain the effectiveness of the registration statement until the earlier of the resale by Holder of all such shares, the repayment in full of the Note or when the Holder is able to resell the shares of Stock issuable upon exchange without restriction under the Commission's Rule 144(k).

          d. No Fractional Shares. No fractional shares of the Stock shall be issued upon exchange of the Note. Instead of any fractional share which would otherwise be issuable upon such exchange, the Company will pay a cash adjustment with respect to such fractional share in an amount equal to the same fraction of the then effective exchange rate.

          e. Rules of Procedure. The Board of Directors of the Company, or a committee established by it, shall have the right from time to time to adopt specific rules of procedure to carry

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

out the full intent of the exchange provisions of this Exchange Agreement and to do all reasonable acts therefor; provided that such rules and acts shall not violate the specific terms of this Exchange Agreement or the Note.

          f. Resale Upon Company Request. Following the registration of the Stock for resale with the Commission, the Company may request the Holder to exercise its exchange rights and resell all or a portion of the Stock into the market in accordance with the plan of distribution provisions of the prospectus contained in the effective registration statement covering such resale, and the Holder shall promptly cause the exercise of its exchange rights hereunder and the resale of such Stock to be effected in such manner, at the cost and expense of the Company. Prior to the effectiveness of such registration, if the Company identifies a buyer for all or a portion of the Stock in a private transaction, the Company may request the Holder to exercise its exchange rights and resell such Stock to such buyer in a manner that complies with all applicable securities laws, at the cost and expense of the Company, and the Holder shall cooperate in exercising its exchange rights and in effecting such resale of such Stock; provided, however, the Holder may request an opinion from legal counsel satisfactory to it to the effect that the sale of such Stock is made pursuant to an applicable exemption from registration under the Act and applicable state securities laws as a condition to effecting such resale. In connection with any resale, Holder shall provide any documents required by the Company's transfer agent (including certificates as to transfer authority for the person signing any stock transfer and medallion signature guarantees on the stock transfers) to effect the transfer of the Stock.

     2. Recognition of Holder. Prior to receiving notice of any transfer of the Note, the Company may treat the then current holder of the Note, as reflected on the records of the Company, as the person exclusively entitled to receive notices and otherwise to exercise rights hereunder.

     3. Releases. In consideration for receipt of the Note and the execution of this Agreement, Holder hereby releases and discharges AVEX from the Obligation owing by AVEX to Holder in the same amount as the Note.

     4. Investment Representations. In connection with any exercise of Holder's exchange rights, Holder hereby makes the following investment representations and covenants to and with the Company:

          a. The Holder acknowledges an investment in the Stock is highly speculative and involves a high degree of risk, including the significant risk of a total loss of investment. The Holder is financially able to bear the economic risks of an investment in the Company and has no need for liquidity in this investment and can afford to bear a complete loss of its investment in the Company.

          b. The Holder is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "Act").

          c. By reason of the Holder's own business and financial experience or that of those persons retained by the Holder, who are unaffiliated with and not compensated by the Company or its officers, to advise the Holder with respect to this investment, the Holder has such knowledge, sophistication and experience in business and financial matters in general and with respect to investments of a nature similar to an investment in the Company so as to be capable of evaluating the merits and risks of, and making an informed business decision with regard to, the acquisition of the Stock, and has the capacity to protect the Holder's own interests.

          d. The Holder has had the opportunity to ask questions and receive answers concerning the Stock and the Company and to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of information furnished to the Holder in this connection.

          e. The Holder is acquiring the Stock of the Company solely for its own account, for investment purposes, and not with a view to or for resale in connection with any distribution or public offering thereof, within the meaning of any applicable securities laws and regulations, except to the extent set forth in this Agreement. The Holder understands that the offer and the sale of the Stock have not been registered under the Act or any applicable securities laws of any state by reason of specific exemptions under the provisions thereof that depend in part upon the investment intent of the Holder and of the other representations made by the Holder herein. The Holder understands that the Company is relying upon the representations, covenants and agreements contained herein (and any supplemental information) for the purposes of determining whether this transaction meets the requirements for such exemptions.

          f. The Holder understands that the Stock is "restricted securities" as that term is defined in Securities and Exchange Commission Rule 144, and accordingly, must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available for any resale under Rule 144 or otherwise.

          g. The Holder acknowledges and consents that (i) the Holder will not sell, assign, pledge, give, transfer or otherwise dispose of the Stock or any interest therein, or make any offer or attempt to do any of the foregoing, except either (A) pursuant to a registration of such Stock under the Act and all applicable state securities laws or (B) in a transaction that is exempt from the registration provisions of the Act and all applicable state securities laws, and
(ii) the certificates evidencing such Stock shall bear an appropriate legend to the effect that the Stock has not been registered under the Act nor under the securities laws of any state and that the Stock may not be sold within the United States of America unless so registered or unless the Company shall receive an opinion of counsel satisfactory to it that such registration is unnecessary.

          h.  The Holder resides or keeps its principal place of business in
__________.

     5.   Miscellaneous.
          -------------

          a. The Company shall at all times reserve and hold available sufficient shares of the Stock to satisfy all exchange rights of this Exchange Agreement and the Note. Shares deliverable upon the exchange of the Note shall, at delivery, be fully paid and nonassessable, free from all taxes, liens and charges arising out of their issuance. In the case of the exchange of less than all of the indebtedness of the Note, the Company shall cause AVEX to cancel the Note and execute and deliver a new promissory note of like tenor and date for the balance of the unpaid and unexchanged indebtedness.

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

          b. This Exchange Agreement does not entitle Holder to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever except the rights herein expressed. No dividends are payable or will accrue on the shares of the Stock into which the principal amount thereof may be exchanged until, and except to the extent that, the exchange right granted in this Exchange Agreement is exercised.

          c. No provisions of this Exchange Agreement or the Note restrict any declaration of dividends by the Company, require the maintenance by the Company of any reserves or any minimum financial condition, or restrict the incurrence of additional debt or the issuance of additional securities by the Company.

          d. This Exchange Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. No provision hereof shall be construed to create any right in any person not a party hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Exchange Agreement on the day and year first above written.

WITNESSES:                         AVIATION GROUP, INC., a Texas corporation


_________________________          By:______________________________________
                                   Name:____________________________________
_________________________          Title:___________________________________


WITNESSES:


_________________________          By:______________________________________
                                   Name:____________________________________
_________________________          Title:___________________________________

                                    FORM OF
                     FIRST AMENDMENT TO EXCHANGE AGREEMENT
                     -------------------------------------


     This First Amendment to Exchange Agreement is made and entered into _____ day of October, 2000 by and among Aviation Group, Inc., a Texas corporation (the "Company"), and _____________________________________ ("Holder").

                                 W I T N E S S E T H:
                                 - - - - - - - - - -

     WHEREAS, the Company and Holder have previously entered into an Exchange Agreement dated as of _____________, 2000 (the "Exchange Agreement"); and

     WHEREAS, Aviation Exteriors __________, Inc., a ___________ corporation ("AVEX"), has executed and delivered that certain Exchangeable Promissory Note (the "Note") payable to the order of Holder in the original principal amount of $_________ and that certain Resale Price Indemnity in favor of Holder (the "Indemnity"); and

     WHEREAS, AVEX has requested that the maturity date of the Note be extended, and Holder is willing to extend the maturity date of the Note in consideration for a reduction of the "Exchange Price" set forth in the Exchange Agreement and the Indemnity from $3.00 to $1.50 per share; and

     WHEREAS, Holder and the Company desire to amend the Exchange Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

     1. Section 1b of the Exchange Agreement shall be amended by amending the first three sentences thereof to read in their entirety as follows:

          "b. Exchange Price. The term "Exchange Price" shall initially mean $1.50 per share of Stock; provided, however, in case the Company shall hereafter (i) pay a dividend or make a distribution on its Common Stock in additional shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) reclassify its shares of Common Stock, the Exchange Price in effect immediately prior to such action shall be proportionately adjusted. For example and not by way of limitation, if the Company were to effect a two-for-one stock split of its Common Stock, the Exchange Price would be adjusted downward from $1.50 per share to $0.75 per share. Likewise, if the Company effected a one-for-two reverse stock split of its Common Stock, the Exchange Price would be increased from $1.50 to $3.00 per share."

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

     2. Holder agrees to surrender the original Note to the Company, and in exchange for the Note, the Company shall cause AVEX to execute and deliver an Amended and Restated Exchangeable Promissory Note containing substantially similar terms as the Note except that the maturity date thereof shall be extended to January 31, 2001.

     3. The Exchange Agreement, as amended hereby, shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Exchange Agreement on the day and year first above written.

                              AVIATION GROUP, INC.



                              By:__________________________________________
                              Name:________________________________________
                              Title:_______________________________________






                              By:__________________________________________
                              Name:________________________________________
                              Title:_______________________________________

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